THE PBHG FUNDS, INC.

                         SUPPLEMENT DATED APRIL 1, 1999
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                     DATED JUNE 1, 1998 AND FEBRUARY 8, 1999


         This Supplement updates certain information contained in the above dated Prospectus of The PBHG Funds, Inc. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.

         Effective immediately, Andrew V. Preston manages the PBHG International Fund. Prior to April 1, 1999, Mr. Preston co-managed this Fund. A discussion of Mr. Preston's prior business experience begins on page 41 of the Prospectus.